UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 12, 2024

PowerSchool Holdings, Inc.
(Exact name of Registrant, as specified in its charter)

Delaware	001-04321	85-4166024
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

150 Parkshore Drive Folsom, California	95630
(Address of principal executive offices)	(Zip Code)

(877) 873-1550
(Registrant's telephone number, including area code)
Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PWSC	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Officers.

On March 12, 2024, Jon Scrimshaw was appointed to the position of Chief Accounting Officer of PowerSchool Holdings, Inc. (the "Company"). Mr. Scrimshaw's term commences on April 1, 2024. In connection with Mr. Scrimshaw's appointment as Chief Accounting Officer, Mr. Scrimshaw will be paid an annual base compensation of $325,000 and will be eligible for a discretionary bonus based on performance. The estimated target bonus will be 60% of Mr. Scrimshaw's annual base compensation, less deductions and withholdings required or authorized by law. Mr. Scrimshaw is also eligible to receive Restricted Stock Units ("RSUs") of the Company in the amount of $2,000,000, subject to review and approval by the Company's Board of Directors. The RSUs will be granted pursuant the Company's 2021 Omnibus Incentive Plan and will vest over a period of four years, with the initial 25% vesting twelve months after the grant date and the remaining vesting 6.25% each quarter thereafter.

Prior to joining the Company, Mr. Scrimshaw, age 44, served as the Chief Financial Officer of Valencell, Inc., a biometric technology company, from April 2021 to March 2024, and the Senior Director of Corporate Finance of Red Hat, Inc., a software company, from October 2018 to April 2021. Mr. Scrimshaw holds a Bachelor of Science degree in Accounting from Elon University (2001).

There are no family relationships between Mr. Scrimshaw and any of our directors or executive officers. Except as set forth herein, there is no arrangement or understanding between Mr. Scrimshaw and any other persons pursuant to which Mr. Scrimshaw was appointed Chief Accounting Officer of the Company. There are no related party transactions involving Mr. Scrimshaw that are reportable under Item 404(a) of Regulation S-K.

Exhibit No.	Description of Exhibit
10.1+	Offer of Employment, dated March 11, 2024, between PowerSchool Group LLC and Jon Scrimshaw.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
+ Indicates a management contract or compensatory plan or agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSCHOOL HOLDINGS, INC.

Date: March 18, 2024	By:	/s/ Eric Shander
	Name:	Eric Shander
	Title:	President and Chief Financial Officer

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